Exhibit 99.1

Investment Highlights W. R. Grace & Co. September 10, 2012

Disclaimer Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements, that is, statements related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: developments affecting Grace’s bankruptcy, proposed plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earth) and energy, developments affecting Grace’s underfunded and unfunded pension obligations, risks related to foreign operations, especially in emerging regions, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of its research and development and growth investments, its legal and environmental proceedings, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in the Appendix. Reconciliations of non-GAAP terms to the closest GAAP term (i.e., net income) are provided in the Appendix.

Emergence Update – September 2012 All bankruptcy code requirements for emergence met Joint Plan of Reorganization confirmed by U.S. Bankruptcy Court (January 2011) Bankruptcy Court ruling affirmed by U.S. District Court (January 2012) Eight appeals pending with Third Circuit Court None are new – arguments previously considered and rejected by the bankruptcy court and the district court Three appeals to be withdrawn upon implementation of Libby settlement Our initiative to emerge with appeals outstanding not achievable at this time Legal and economic benefits to emerging now; co-proponents agree Sealed Air and Fresenius declined to waive conditions to our emergence Appeals process with Third Circuit Court: Q4 2012: Briefs filed Q1 2013: Oral arguments Q3 2013: Likely receipt of rulings Q4 2013: Target emergence

Grace Fast Facts (NYSE: GRA) 2011 sales of $3.2 billion True specialty chemicals business High value, high margin product portfolio Strong franchises in large, global markets Global leadership positions Number 1 or 2 in over 75% of 2011 sales Catalysts Technologies #1 in FCC catalysts #1 in resid hydroprocessing catalysts #1 in independent polyethylene catalysts #2 in independent polypropylene catalysts Materials Technologies #1 in specialty silica gel #1 in can sealants Construction Products #1 in cement additives #2 in concrete admixtures Operations in over 40 countries 2011 Grace Sales 2011 Grace Sales by Region $3.2 billion $3.2 billion Catalysts Technologies Construction Products Materials Technologies North America Western Europe Eastern Europe Middle East & Africa Asia Pacific Latin America

 * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix **Deconsolidated ART JV in December 2009. GAAP Sales were $2,825 million Sales ($M) Adjusted Free Cash Flow* ($M) Adjusted EBIT* ($M) Adjusted EBIT Return on Invested Capital* 27.2% 35.4% 20.5% 397 246 278 2009 – 2012: ~7% CAGR 400 – 450 35 – 37% = 2012 Outlook as of July 25, 2012 Financial Performance Record 2009 – 2012: ~31% CAGR Note: Sales headwinds of ~$275 million in 2012 due to lower rare earth surcharges and currency translation

Grow core franchises in big, global markets Differentiate products at the customer level Use our cash flow as an asset for investment and growth; build capabilities in emerging markets Reduce complexity to drive productivity Sales: $4.0 billion ~8% CAGR 2011-2014 Adjusted EBITDA: $850 million ~12% CAGR 2011-2014 Adjusted FCF: >$1.2 billion cumulative 2012-2014 High ROIC Materials Science Expertise Customer Focus Innovation Core Competencies Strategies 2014 Long-Term Performance Goals Strategies Focused to Deliver Long-Term Performance *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix.

Sales Goal: $4.0 Billion by 2014

(in millions)



$3,212
$100-200
$300-400
$50-300
$4,000
Organic Growth*
Growth Programs
Bolt-on Acquisitions
2011A Sales
2014G Sales

2011-2014 sales growth: ~8% CAGR

*Net of sales headwinds of ~$275 million in 2012 and ~$130 million in 2013 due to lower rare earth surcharges and currency translation.

Catalysts Technologies

- Invest in FCC technology in emerging regions
- Leverage PE/PP technology and capacity investments globally
- Extend product and manufacturing technology into catalyst white space

Materials Technologies

- Invest to improve product performance and competitive position
- Leverage silica applications knowledge to expand current product line
- Grow pharma and health care applications

Construction Products

- Capture growth in emerging regions
- Accelerate growth for:
  - Building materials
  - Process control technology

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© 2012 W. R. Grace & Co.

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Long-term Trends Drive Sales Growth Sources: IMF, Euromonitor, IHS Global Insight, Global Construction Outlook, Goldman Sachs Global Economics Paper No. 170, Grace internal estimates Rapid Development in Emerging Regions Middle class growing more than 70 million people per year Per capita disposable income in Asia growing 4x the rate in advanced economies Urban population increased 800 million in the last 10 years More sophisticated building techniques used to build safer, more durable properties Growing more than 2.5x advanced economies Shift in manufacturing and refining capacity Majority of new refineries planned through 2015 Compared with advanced economies, emerging regions represent significant growth due to: <33% per capita oil consumption <20% plastics usage <25% ready mix penetration Improving Living Standards Urbanization 35% Emerging Regions North America Other Advanced Economies Emerging Regions Contribution to Grace Sales 34% 31%

Business Growth Focused growth programs Technology and capacity investments Growth in emerging regions Margin Expansion Operating leverage Product margins Productivity Bolt-on Acquisitions Pursue acquisitions within current portfolio Must deliver clear cost synergies *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. Adjusted EBITDA Goal: $850 Million by 2014 2011-2014 Adjusted EBITDA : ~12% CAGR Business Growth Margin Expansion Bolt-on Acquisitions $599 $100-150 $100-150 $15-75 $850 (in millions)

Track Record of Increasing Profitability *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. Sales and Gross Margin ($B) Profitability Drivers Sales Growth Capital-efficient capacity additions Growth in emerging regions leverages existing capacity and infrastructure Growth in advanced economies scales fixed costs Bolt-on acquisitions with clear cost synergies Product Margins Pricing power based on product performance and technical service Product innovation focused on increasing margins Manufacturing prioritized to higher margin products Global sourcing of raw materials and raw materials substitution Productivity Increasing manufacturing flexibility and reducing fixed costs Investing in supply chain capabilities Disciplined Lean Six Sigma approach to productivity Reducing inventories and inventory costs Adjusted EBITDA* ($M)

ROIC Performance Invested over $500 million since 2009 ROIC increased from 21% to 36% ROIC Drivers Higher Adjusted EBIT Disciplined net working capital management Manufacturing scale and flexibility Construction Products capital-light business model ROIC key in investment decisions, but not a barrier to growth Adjusted EBIT Return On Invested Capital* Net Working Capital Days 2012 Target ~ 53 High ROIC: An Operating and Investment Priority * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix ** Trailing twelve months at June 30, 2012. 27.2% 35.4% 20.5% 36.3%

Adjusted FCF Goal: >$1.2 Billion from 2012 through 2014 Strong Cash Flow to Grow Top Line and Increase Total Shareholder Return Cash from Operations (before Chapter 11- and asbestos-related costs) >$1,800 Capital expenditures $550-$650 Adjusted Free Cash Flow >$1,200 Bolt-on Acquisitions $50-$400 Cash Available for Shareholders >$800 (In Millions)

 Uses of Adjusted Free Cash Flow Investment priorities Catalysts Technologies investments and alliances Product and geographic extensions in Materials Technologies and Construction Products Typical capital expenditures ~5% of sales plus expected investment in FCC catalyst JV in the Middle East Bolt-on acquisitions with clear cost synergies Focused within current portfolio Financial flexibility to invest in growth Modest exit financing requirement Pension funding requirement less than $40 million per year Disciplined working capital management Returning excess cash flow to shareholders Repurchase warrant if available at the right price Repurchase shares to increase total shareholder return *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix

Regional Capacity Investments in Fastest Growing Catalyst Markets Source: US Energy Information Agency, International Energy Outlook, September 2011 Quadrillion BTU 3.5% CAGR Grace Catalyst Investments Abu Dhabi Planned catalyst plant sized for regional requirements Positioned for 2015 refinery start-ups Kuwait Manufacturing agreement in place with Kuwait Catalyst Co (KCC) to support ART sales of hydroprocessing catalysts China Pending acquisition of Noblestar to provide flexible catalyst capability Demand for Transportation Fuels

Well Positioned for Continued Earnings Growth Strong foundation for growth: Leading product portfolio Growth-oriented geographic footprint Robust product technology roadmap Customer-focused innovation and technical support are distinct competitive advantages Strategies in place to achieve 2014 long-term performance goals: Sales: $4.0 billion Adjusted EBITDA: $850 million Adjusted FCF: >$1.2 billion (cumulative to 2014) High ROIC Management track record reinforces confidence in delivering results

For additional information, please visit www.grace.com or contact: J. Mark Sutherland Vice President, Investor Relations T: +1 410.531.4590 E: Mark.Sutherland@grace.com

Appendices: Appendix I – Definitions and Reconciliations of Non-GAAP Measures Appendix II – Chapter 11 Information Appendix III – Additional Valuation Considerations

 Appendix I – Definitions and Reconciliations of Non-GAAP Measures Non - GAAP Financial Terms Adjusted EBIT (Earnings Before Interest and Taxes) is net income adjusted for interest income and expense, income taxes, net Chapter 11 - and asbestos - related costs, restructuring expenses and related asset impairments, divestment expenses, and gains and losses on sales of product lines and other investments. Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is Adjusted EBIT plus depreciation and amortization expenses . Segment Operating Income is Adjusted EBIT adjusted for defined benefit pension expense and corporate costs. Adjusted Free Cash Flow is net cash provided by or used for operating activities minus capital expenditures plus the net cash flow from Chapter 11 expenses paid, cash paid to resolve contingencies subject to Chapter 11, accelerated payments under defined pension arrangeme nts , and expenditures for asbestos - related environmental remediation. Adjusted EBIT Return On Invested Capital is Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. Adjusted EBIT, Adjusted EBITDA, Adjusted EPS, Segment Operating Income, Adjusted Free Cash Flow and Adjusted EBIT Return On I nve sted Capital do not purport to represent income or cash flow measures as defined under U.S. generally accepted accounting principl es (GAAP), and should not be used as alternatives to such measures as an indicator of Grace’s performance. These measures are provided to in ves tors and others to improve the period - to - period comparability and peer - to - peer comparability of Grace’s financial results, and to ensure that in vestors understand the information we use to evaluate the performance of our businesses. Adjusted EBIT has material limitations as an operating performance measure because it excludes Chapter 11 - and asbestos - related costs and may exclude income and expenses from restructuring and divestment activities, which historically have been material components of Gr ace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciat ion and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital, and depreciation a nd amortization expense is a necessary element of Grace’s costs. Adjusted Free Cash Flow also has material limitations as a liquidity measure be cause it excludes the cash flow effects of capital expenditures plus the net cash flow from Chapter 11 expenses paid, cash paid to resolve cont ing encies subject to Chapter 11, accelerated payments under defined pension arrangements, and expenditures for asbestos - related environmental remedia tion, which historically have been material components of Grace’s operations. Grace compensates for the limitations of these measurement s b y using these indicators together with net income as measured under GAAP to present a complete analysis of its results of operations. Adjus ted EBIT, Adjusted EBITDA and Adjusted Free Cash Flow should be evaluated together with net income measured under GAAP for a complete understand ing of Grace’s results of operations. Investors should evaluate these measures in conjunction with Grace’s Consolidated Financial St ate ments as presented in Grace’s annual reports on Form 10 - K for a more complete analysis of its financial results.

Appendix I –Reconciliations of Non-GAAP Measures (continued)

(in millions)	2009	2010	2011	H1 2012
Adjusted EBITDA (Non-GAAP)	**$342.0**	**$442.0**	**$598.6**	**$314.1**
Depreciation and amortization	(113.0)	(115.6)	(120.0)	(59.2)
Adjusted EBIT (Non-GAAP)	**$229.0**	**$326.4**	**$478.6**	**$254.9**
Adjustments:				
Chapter 11- and asbestos-related costs, net	(109.9)	(35.3)	(44.7)	(30.4)
Divestment expenses	0.0	0.0	(0.4)	(0.2)
Restructuring expenses and related asset impairments	(33.4)	(11.2)	(6.9)	(5.3)
Gains (loss) on sales of product lines and gain related to the sale of interest in an unconsolidated affiliate	33.9	0.0	(0.4)	0.0
EBIT	**119.6**	**279.9**	**426.2**	**219.0**
Benefit from (provision for) income taxes	(11.5)	(32.5)	(114.7)	(66.6)
Interest income of non-Debtor subsidiaries	1.4	1.0	1.2	0.4
Interest expense	(38.3)	(41.3)	(43.3)	(22.6)
Net Income (GAAP)	**$71.2**	**$207.1**	**$269.4**	**$130.2**
Chapter 11- and asbestos-related costs, net:				
Chapter 11 expenses, net of filing entity interest income	$48.0	$17.7	$20.0	$8.2
Libby medical program settlement	0.0	0.0	0.0	19.5
Legal defense costs	36.0	0.1	0.0	0.0
Asbestos administration costs	7.9	6.1	4.5	3.3
Provision for environmental remediation related to asbestos	4.7	3.7	16.3	0.2
D&O insurance cost related to Chapter 11	3.3	3.5	0.3	0.1
Chapter 11 financing related:*				
Translation effects - intercompany loans	(11.0)	25.2	11.7	7.5
Value of currency forward contracts - intercompany loans	15.9	(25.4)	(9.3)	(8.7)
Certain other currency translation costs, net	6.3	4.3	1.2	0.3
COLI income, net	(1.2)	0.1	0.0	0.0
Chapter 11- and asbestos-related costs, net	**$109.9**	**$35.3**	**$44.7**	**$30.4**

19 © 2012 W. R. Grace & Co.

GRACE

Appendix I –Reconciliations of Non-GAAP Measures (continued)

(in millions)

Adjusted Free Cash Flow:	2009	2010	2011	H1 2012
Net cash provided by operating activities (GAAP)	**$433.4**	**$327.7**	**$217.0**	**$115.1**
Adjustments to net cash provided by operating activities:				
Capital expenditures	(93.8)	(112.9)	(141.6)	(61.8)
Free Cash Flow	**339.6**	**214.8**	**75.4**	**53.3**
Chapter 11 expenses paid	54.2	28.6	20.6	6.5
Accelerated defined benefit pension plan contributions	-	-	180.0	83.4
Expenditures for asbestos-related environmental remediation	2.8	2.8	2.4	3.4
Adjusted Free Cash Flow (Non-GAAP)	**$396.6**	**$246.2**	**$278.4**	**$146.6**

Adjusted EBIT Return On Invested Capital:	2009	2010	2011	2012 TTM*
Adjusted EBIT (Non-GAAP)	**$229.0**	**$326.4**	**$478.6**	**$505.0**
Invested Capital:				
Trade accounts receivable	373.2	386.1	473.0	510.5
Inventories	220.6	259.3	329.1	317.0
Accounts payable	(174.2)	(215.6)	(257.6)	(259.9)
	419.6	**429.8**	**544.5**	**567.6**
Other current assets (exluding income taxes)	64.5	74.9	82.6	78.6
Properties and equipment, net	690.1	702.5	723.5	720.3
Goodwill	118.6	125.5	148.2	145.4
Investment in unconsolidated affiliates	45.7	56.4	70.8	76.8
Other assets	100.6	97.5	103.3	98.3
Other current liabilities (excluding income taxes and restructuring)	(264.5)	(229.1)	(259.6)	(240.8)
Other liabilities (including non-asbestos environmental remediation)	(58.8)	(58.3)	(60.9)	(55.6)
Total invested capital	**$1,115.8**	**$1,199.2**	**$1,352.4**	**$1,390.6**
Adjusted EBIT Return On Invested Capital (Non-GAAP)	**20.5%**	**27.2%**	**35.4%**	**36.3%**

* Trailing twelve months as of June 30, 2012

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© 2012 W. R. Grace & Co.
GRACE

Appendix II – Chapter 11 Information Grace will have a different balance sheet after emergence These notes may help you value Grace after emergence Complete pro forma financial disclosures in February 24, 2012 Form 8-K Exit Financing $586 million estimated exit financing requirement as of December 31, 2011 1.0x Adjusted EBITDA (as of December 31, 2011) Deferred Payments to asbestos trusts $365 million discounted present value as of December 31, 2011 $237 million discounted present value after tax deductions when paid to trusts Warrant 10 million shares, $17 strike, one-year term, issued at emergence Assumed value at $272 million as of December 31, 2011 (with closing stock price of $45.92) Will repurchase warrant if available at the right price

Appendix III – Additional Valuation Considerations Underfunded U.S. defined benefit pension liability $216 million as of December 31, 2011 $140 million after tax Q1 2012 accelerated contribution increases funding level to >90% Net GAAP liability of other U.S. and non-U.S. defined benefit pension plans $291 million as of December 31,2011 $196 million after tax Unfunded plans funded over remaining life of employees/retirees (11.8 years average duration) Net operating losses generated at emergence $1.2 billion pro forma as of December 31, 2011 $310 million discounted present value based on 4-5 year utilization period 14% estimated cash tax rate for 2012 U.S. NOL fully shelters U.S. taxable income for 4-5 years after emergence